Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended March 31, 2004. This document is dated May 4, 2004. Protective Life Corporation (the "Company") does not undertake a duty to update such information after such date.

All per share results are presented on a diluted basis.

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses and related amortization and gains and losses related to certain derivative financial instruments. Consolidated and segment operating income excludes net realized investment gains (losses) and the related amortization of deferred policy acquisition costs and gains (losses) on derivative instruments because fluctuations in these items are due to changes in interest rates and other financial market factors instead of mortality and morbidity. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations by highlighting the income (loss) attributable to the normal, recurring operations of the Company’s business.

As prescribed by generally accepted accounting principles, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

--------------------------------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                        Draft
Quarterly Financial Highlights                                                                                                                                                                                                                                    5/3/2004
(Dollars in Thousands)                                                                                                                                                                                                                                             Page 1
(Unaudited)
--------------------------------------------------------------------------------------------
                                                                                            -------------------------------------------------------------------------------------------------------------------------------------------      ----------------------------------
                                                                                                         2002              2002             2002             2003              2003             2003              2003            2004                  3 MOS            3 MOS
                                                                                                      2ND QTR           3RD QTR          4TH QTR          1ST QTR           2ND QTR          3RD QTR           4TH QTR         1ST QTR                   2003             2004
                                                                                            -------------------------------------------------------------------------------------------------------------------------------------------      ----------------------------------
--------------------------------------------------------------------------------------------
Pretax Operating Income *
--------------------------------------------------------------------------------------------
   Life Marketing                                                                                     $26,855           $40,458          $36,725          $30,635           $46,116          $39,501           $42,905         $41,601                $30,635          $41,601
   Acquisitions                                                                                        20,103            25,118           26,441           22,772            24,281           24,831            23,266          21,203                 22,772           21,203
   Annuities                                                                                            4,968             2,683            3,034            3,715             2,991            2,633             4,034           2,813                  3,715            2,813
   Stable Value Contracts                                                                              10,287            11,423           11,334            9,138            10,098            9,523            10,152          11,699                  9,138           11,699
   Asset Protection                                                                                     2,791            (1,384)         (29,936)           1,153           (15,674)           5,060               896           4,560                  1,153            4,560
   Corporate & Other                                                                                    3,612            (1,422)           1,533            1,049             2,874           (7,797)              680           4,348                  1,049            4,348
                                                                                            -------------------------------------------------------------------------------------------------------------------------------------------      ----------------------------------
Total Pretax Operating Income                                                                         $68,616           $76,876          $49,131          $68,462           $70,686          $73,751           $81,933         $86,224                $68,462          $86,224

--------------------------------------------------------------------------------------------
Balance Sheet Data
--------------------------------------------------------------------------------------------
  Total GAAP Assets                                                                               $21,016,874       $21,369,140      $21,933,111      $22,748,452       $23,287,560      $23,295,984       $24,573,991     $25,417,656
  Share Owners' Equity                                                                             $1,528,549        $1,723,168       $1,720,702       $1,810,480        $2,026,445       $1,965,756        $2,002,144      $2,202,165
  Share Owners' Equity (excluding accumulated other comprehensive income)                          $1,422,248        $1,462,608       $1,484,788       $1,513,566        $1,564,910       $1,606,569        $1,669,559      $1,716,619

--------------------------------------------------------------------------------------------
Stock Data
--------------------------------------------------------------------------------------------
  Closing Price                                                                                        $33.10            $30.77           $27.52           $28.55            $26.75           $29.85            $33.84          $37.45                 $28.55           $37.45
  Average Shares Outstanding
     Basic                                                                                         69,893,332        69,948,982       69,959,056       69,956,505        70,004,109       70,091,080        70,079,471      70,117,634             69,956,505       70,117,634
     Diluted                                                                                       70,486,576        70,491,409       70,488,160       70,483,448        70,561,795       70,722,885        70,806,034      70,863,117             70,483,448       70,863,117

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

-----------------------------------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                                        Draft
GAAP Consolidated Statements Of Income                                                                                                                                                                                                                                            5/3/2004
(Dollars in thousands)                                                                                                                                                                                                                                                             Page 2
(Unaudited)
-----------------------------------------------------------------------------------------------
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
                                                                                                               2002               2002              2002               2003              2003               2003               2003              2004                   3 MOS            3 MOS
                                                                                                            2ND QTR            3RD QTR           4TH QTR            1ST QTR           2ND QTR            3RD QTR            4TH QTR           1ST QTR                    2003             2004
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
REVENUES
  Gross Premiums and Policy Fees                                                                          $ 376,970          $ 392,131         $ 415,172          $ 387,094         $ 397,652          $ 424,590          $ 460,976         $ 443,796               $ 387,094        $ 443,796
  Reinsurance Ceded                                                                                        (200,312)          (121,744)         (252,657)          (189,417)         (205,268)          (237,996)          (301,754)         (249,339)               (189,417)        (249,339)
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
  Net Premiums and Policy Fees                                                                              176,658            270,387           162,515            197,677           192,384            186,594            159,222           194,457                 197,677          194,457
  Net investment income                                                                                     250,023            260,967           268,731            257,701           262,744            248,915            261,392           264,608                 257,701          264,608
  RIGL - Derivatives                                                                                         20,002              4,253             2,194             (4,880)            4,334             (9,048)            22,144             5,083                  (4,880)           5,083
  RIGL - All Other Investments                                                                               (1,066)             2,106              (985)            (1,178)           29,524             27,042              2,676            16,627                  (1,178)          16,627
  Other income                                                                                               29,033             23,927            21,432             25,309            39,981             26,128             28,864            37,419                  25,309           37,419
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
    Total Revenues                                                                                          474,650            561,640           453,887            474,629           528,967            479,631            474,298           518,194                 474,629          518,194
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                          284,021            305,952           293,601            297,273           304,933            281,693            267,675           287,316                 297,273          287,316
  Amortization of deferred policy acquisition costs                                                          47,228            112,021            53,495             55,759            64,803             56,241             48,304            59,794                  55,759           59,794
  Amortization of goodwill                                                                                        0                  0                 0                  0                 0                  0                  0                 0                       -                -
  Other operating expenses                                                                                   52,626             56,191            52,355             55,297            58,697             51,872             45,946            60,538                  55,297           60,538
  Interest on indebtedness                                                                                    9,293              9,840            10,796             10,261            11,242             11,033             11,084            11,147                  10,261           11,147
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
    Total Benefits and Expenses                                                                             393,168            484,004           410,247            418,590           439,675            400,839            373,009           418,795                 418,590          418,795
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------

INCOME BEFORE INCOME TAX                                                                                     81,482             77,636            43,640             56,039            89,292             78,792            101,289            99,399                  56,039           99,399
  Income tax expense                                                                                         27,052             26,661            13,296             18,334            29,916             26,383             33,729            34,094                  18,334           34,094
  Change in Acct Principle                                                                                        0                  0                 0                  0                 0                  0                  0           (10,128)                      -          (10,128)
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
NET INCOME                                                                                                 $ 54,430           $ 50,975          $ 30,344           $ 37,705          $ 59,376           $ 52,409           $ 67,560          $ 55,177                $ 37,705         $ 55,177
                                                                                                 =====================================================================================================================================================      ===================================

PER SHARE DATA FOR QUARTER
  Operating income-diluted *                                                                                 $ 0.65             $ 0.72            $ 0.48             $ 0.65            $ 0.67             $ 0.70             $ 0.77            $ 0.80
  RIGL - Derivatives net of gains related to corp debt and investments                                         0.13               0.00             (0.04)             (0.10)            (0.01)             (0.13)              0.16              0.00
  RIGL - All Other Investments                                                                                (0.01)              0.01             (0.01)             (0.02)             0.19               0.17               0.02              0.12
  Change in Accounting Principle                                                                               0.00               0.00              0.00               0.00              0.00               0.00               0.00             (0.14)
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------
  Net income-diluted                                                                                         $ 0.77             $ 0.73            $ 0.43             $ 0.53            $ 0.85             $ 0.74             $ 0.95            $ 0.78
  Average shares outstanding-diluted                                                                     70,486,576         70,491,409        70,488,160         70,483,448        70,561,795         70,722,885         70,806,034        70,863,117
  Dividends paid                                                                                             $ 0.15             $ 0.15            $ 0.15             $ 0.15            $ 0.16             $ 0.16             $ 0.16            $ 0.16
PER SHARE DATA FOR YTD
  Operating income-diluted *                                                                                 $ 1.28             $ 2.00            $ 2.48             $ 0.65            $ 1.32             $ 2.02             $ 2.79            $ 0.80                  $ 0.65           $ 0.80
  RIGL - Derivatives net of gains related to corp debt and investments                                         0.09               0.09              0.05              (0.10)            (0.11)             (0.24)             (0.08)             0.00                   (0.10)               -
  RIGL - All Other Investments                                                                                (0.01)              0.00             (0.01)             (0.02)             0.17               0.34               0.36              0.12                   (0.02)            0.12
  Change in Accounting Principle                                                                               0.00               0.00              0.00               0.00              0.00               0.00               0.00             (0.14)                      -            (0.14)
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
  Net income-diluted                                                                                         $ 1.36             $ 2.09            $ 2.52             $ 0.53            $ 1.38             $ 2.12             $ 3.07            $ 0.78                  $ 0.53           $ 0.78
  Average shares outstanding-diluted                                                                     70,435,362         70,454,250        70,462,797         70,483,448        70,522,838         70,590,253         70,644,642        70,863,117              70,483,448       70,863,117
  Dividends paid                                                                                             $ 0.29             $ 0.44            $ 0.59             $ 0.15            $ 0.31             $ 0.47             $ 0.63            $ 0.16                  $ 0.15           $ 0.16

* "Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

-----------------------------------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                               Draft
GAAP Consolidated Balance Sheets                                                                                                                                                                                                        5/3/2004
(Dollars in thousands)                                                                                                                                                                                                                   Page 3
(Unaudited)
-----------------------------------------------------------------------------------------------

                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               2002               2002              2002               2003              2003               2003               2003              2004
                                                                                                            2ND QTR            3RD QTR           4TH QTR            1ST QTR           2ND QTR            3RD QTR            4TH QTR           1ST QTR
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities                                                                                        $11,049,478        $11,451,339       $11,664,065        $12,146,120       $12,504,655        $12,452,180        $13,355,911       $13,875,517
Equity securities                                                                                            72,908             70,326            64,523             55,416            56,248             52,460             46,731            58,362
Mortgage loans                                                                                            2,600,613          2,591,417         2,518,152          2,483,630         2,543,013          2,678,360          2,733,722         2,746,706
Investment real estate                                                                                       24,485             20,536            20,711             19,485            16,930             16,781             18,126           108,098
Policy loans                                                                                                551,988            546,302           543,161            536,085           532,981            523,869            502,748           492,782
Other long-term investments                                                                                 150,842            176,443           222,490            227,554           258,897            246,177            249,494           231,161
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------
Long-term investments                                                                                    14,450,314         14,856,363        15,033,102         15,468,290        15,912,724         15,969,827         16,906,732        17,512,626
Short-term investments                                                                                      257,526            455,494           448,399            912,999           804,923            582,830            519,419           516,988
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------
     Total investments                                                                                   14,707,840         15,311,857        15,481,501         16,381,289        16,717,647         16,552,657         17,426,151        18,029,614
Cash                                                                                                         43,775             78,353           101,953             55,830            91,093            105,019            136,698           114,972
Accrued investment income                                                                                   168,408            190,908           181,966            196,107           185,300            194,115            189,232           198,564
Accounts and premiums receivable                                                                            100,596             74,207            61,425             63,186            63,464             55,879             57,944            95,943
Reinsurance receivable                                                                                    2,264,199          2,280,223         2,368,068          2,402,371         2,270,817          2,299,140          2,350,606         2,462,269
Deferred policy acquisition costs                                                                         1,646,154          1,644,367         1,707,253          1,703,410         1,727,076          1,815,071          1,861,020         1,867,195
Goodwill                                                                                                     47,312             47,312            47,312             47,312            47,312             47,312             47,312            46,619
Property and equipment, net                                                                                  45,397             41,615            41,324             44,279            46,392             45,663             45,640            45,143
Other assets                                                                                                183,676            183,273           309,791            282,602           278,554            214,499            238,581           256,894
Assets Related to Separate Accounts
  Variable Annuity                                                                                        1,691,789          1,412,028         1,513,824          1,452,098         1,718,478          1,813,738          2,045,038         2,113,413
  Variable Universal Life                                                                                   113,570            100,781           114,364            115,591           137,027            148,511            171,408           182,665
  Other                                                                                                       4,158              4,216             4,330              4,377             4,400              4,380              4,361             4,365
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                       $21,016,874        $21,369,140       $21,933,111        $22,748,452       $23,287,560        $23,295,984        $24,573,991       $25,417,656
                                                                                                 =====================================================================================================================================================

-----------------------------------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                               Draft
GAAP Consolidated Balance Sheets                                                                                                                                                                                                        5/3/2004
(Dollars in thousands)                                                                                                                                                                                                                   Page 4
(Unaudited)
-----------------------------------------------------------------------------------------------

LIABILITIES AND SHARE-OWNERS' EQUITY
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               2002               2002              2002               2003              2003               2003               2003              2004
LIABILITIES                                                                                                 2ND QTR            3RD QTR           4TH QTR            1ST QTR           2ND QTR            3RD QTR            4TH QTR           1ST QTR
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------
Policy liabilities and accruals
  Future policy benefits and claims                                                                     $ 7,775,280        $ 8,032,378       $ 8,248,182        $ 8,416,509       $ 8,626,989        $ 8,752,643        $ 8,948,131       $ 9,258,485
  Unearned premiums                                                                                         812,209            790,360           875,956            848,457           782,440            786,396            784,566           701,914
Stable value product deposits                                                                             4,078,763          3,860,241         4,018,552          4,106,685         4,214,470          4,135,212          4,676,531         4,923,231
Annuity deposits                                                                                          3,603,722          3,680,025         3,697,495          3,714,368         3,636,423          3,538,368          3,480,577         3,412,553
Other policyholders' funds                                                                                  144,503            134,771           174,140            172,849           164,840            160,946            158,875           159,458
Securities sold under repurchase agreements                                                                       0             42,000                 0                  0                 0            111,725                  0             8,660
Other liabilities                                                                                           515,586            648,697           697,578          1,175,568           969,069            901,997            859,034           799,288
Accrued income taxes                                                                                         (6,490)            23,219             3,186             24,911           (19,843)           (43,154)           (34,261)           42,262
Deferred income taxes                                                                                       192,384            250,023           242,593            264,342           374,306            362,991            377,990           415,849
Debt                                                                                                        386,688            376,137           406,110            426,103           436,394            440,344            461,329           376,457
Liabilities related to variable interest entities                                                                 0                  0                 0                  0                 0                  0            400,000           477,128
Subordinated debt securities                                                                                175,000            290,000           215,000            215,000           215,000            215,000            221,650           324,743

Minority interest - subsidiaries                                                                              1,163              1,096             1,099              1,114             1,122              1,131             16,618            15,020
Liabilities related to separate accounts
  Variable annuity                                                                                        1,691,789          1,412,028         1,513,824          1,452,098         1,718,478          1,813,738          2,045,038         2,113,413
  Variable universal life                                                                                   113,570            100,781           114,364            115,591           137,027            148,511            171,408           182,665
  Other                                                                                                       4,158              4,216             4,330              4,377             4,400              4,380              4,361             4,365
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                  $19,488,325        $19,645,972       $20,212,409        $20,937,972       $21,261,115        $21,330,228        $22,571,847       $23,215,491
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
SHARE-OWNERS' EQUITY
-----------------------------------------------------------------------------------------------
Preferred stock                                                                                                   0                  0                 0                  0                 0                  0                  0                 0
Common stock                                                                                                 36,626             36,626            36,626             36,626            36,626             36,626             36,626            36,626
Additional paid-in capital                                                                                  405,711            406,000           408,397            409,007           412,282            412,368            418,351           419,147
Treasury stock                                                                                              (16,278)           (16,402)          (16,402)           (15,631)          (15,578)           (15,558)           (15,275)          (13,931)
Stock held in trust                                                                                          (1,679)            (2,157)           (2,417)            (2,812)           (3,149)            (2,979)            (2,788)           (2,365)
Unallocated ESOP shares                                                                                      (2,777)            (2,777)           (2,777)            (2,367)           (2,367)            (2,367)            (2,367)           (1,989)
Retained earnings                                                                                         1,000,645          1,041,318         1,061,361          1,088,743         1,137,096          1,178,479          1,235,012         1,279,131
Accumulated other comprehensive income                                                                      106,301            260,560           235,914            296,914           461,535            359,187            332,585           485,546
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------

       Total Share-owners' Equity                                                                         1,528,549          1,723,168         1,720,702          1,810,480         2,026,445          1,965,756          2,002,144         2,202,165
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------

       TOTAL LIABILITIES AND EQUITY                                                                     $21,016,874        $21,369,140       $21,933,111        $22,748,452       $23,287,560        $23,295,984        $24,573,991       $25,417,656
                                                                                                 =====================================================================================================================================================

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity                                                                                  $ 22.26            $ 25.09           $ 25.06            $ 26.28           $ 29.41            $ 28.53            $ 29.02           $ 31.77
Excluding accumulated other comprehensive income                                                            $ 20.72            $ 21.30           $ 21.62            $ 21.97           $ 22.71            $ 23.31            $ 24.20           $ 24.77

Share-owners' Equity (excluding accumulated other comprehensive income)                                 $ 1,422,248        $ 1,462,608       $ 1,484,788        $ 1,513,566       $ 1,564,910        $ 1,606,569        $ 1,669,559       $ 1,716,619

Common shares outstanding                                                                                68,657,583         68,675,894        68,675,894         68,891,149        68,907,294         68,912,705         68,991,701        69,310,717
Treasury Stock Shares                                                                                     4,594,377          4,576,066         4,576,066          4,360,811         4,344,666          4,339,255          4,260,259         3,941,243

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                                        Draft
Calculation of Operating Earnings Per Share                                                                                                                                                                                                                                       5/3/2004
(Dollars in thousands)                                                                                                                                                                                                                                                             Page 5
(Unaudited)
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
                                                                                                               2002               2002              2002               2003              2003               2003               2003              2004                   3 MOS            3 MOS
                                                                                                            2ND QTR            3RD QTR           4TH QTR            1ST QTR           2ND QTR            3RD QTR            4TH QTR           1ST QTR                    2003             2004
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------

CALCULATION OF NET INCOME PER SHARE

Net income                                                                                                  $54,430            $50,975           $30,344            $37,705           $59,376            $52,409            $67,560           $55,177                $ 37,705         $ 55,177

Average shares outstanding-basic                                                                         69,893,332         69,948,982        69,959,056         69,956,505        70,004,109         70,091,080         70,079,471        70,117,634              69,956,505       70,117,634
Average shares outstanding-diluted                                                                       70,486,576         70,491,409        70,488,160         70,483,448        70,561,795         70,722,885         70,806,034        70,863,117              70,483,448       70,863,117

Net income per share-basic                                                                                   $ 0.77             $ 0.73            $ 0.44             $ 0.54            $ 0.85             $ 0.75             $ 0.96            $ 0.79                  $ 0.54           $ 0.79
Net income per share-diluted                                                                                 $ 0.77             $ 0.73            $ 0.43             $ 0.53            $ 0.85             $ 0.74             $ 0.95            $ 0.78                  $ 0.53           $ 0.78

Income from continuing operations                                                                          $ 54,430           $ 50,975          $ 30,344           $ 37,705          $ 59,376           $ 52,409           $ 67,560          $ 65,305                $ 37,705         $ 65,305
EPS (basic)                                                                                                  $ 0.77             $ 0.73            $ 0.44             $ 0.54            $ 0.85             $ 0.75             $ 0.96            $ 0.93                  $ 0.54           $ 0.93
EPS (diluted)                                                                                                $ 0.77             $ 0.73            $ 0.43             $ 0.53            $ 0.85             $ 0.74             $ 0.95            $ 0.92                    0.53             0.92

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives                                                                                         $ 20,002            $ 4,253           $ 2,194           $ (4,880)          $ 4,334           $ (9,048)          $ 22,144           $ 5,083                $ (4,880)         $ 5,083
Derivative Gains related to Corporate Debt and Investments                                                   (5,118)            (5,234)           (6,403)            (5,634)           (5,885)            (4,786)            (4,782)           (4,875)                 (5,634)          (4,875)
RIGL - All Other Investments                                                                                 (1,066)             2,106              (985)            (1,178)           29,524             27,042              2,676            16,627                  (1,178)          16,627
Related amortization of DAC                                                                                    (952)              (365)             (297)              (731)           (9,367)            (8,167)              (682)           (3,660)                   (731)          (3,660)
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
                                                                                                             12,866                760            (5,491)           (12,423)           18,606              5,041             19,356            13,175                 (12,423)          13,175
Tax effect                                                                                                   (4,504)              (266)            1,922              4,348            (6,512)            (1,764)            (6,775)           (4,611)                  4,348           (4,611)
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
                                                                                                            $ 8,362              $ 494          $ (3,569)          $ (8,075)         $ 12,094            $ 3,277           $ 12,581           $ 8,564                $ (8,075)         $ 8,564
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------

RIGL - Derivatives per share-diluted                                                                         $ 0.13             $    -           $ (0.04)           $ (0.10)           $(0.01)            $(0.13)            $ 0.16            $    -                 $ (0.10)          $    -
RIGL - All Other Investments per share-diluted                                                               $(0.01)            $ 0.01           $ (0.01)           $ (0.02)           $ 0.19             $ 0.17             $ 0.02            $ 0.12                 $ (0.02)          $ 0.12

OPERATING INCOME PER SHARE

Net income per share-diluted                                                                                 $ 0.77             $ 0.73            $ 0.43             $ 0.53            $ 0.85             $ 0.74             $ 0.95            $ 0.78                  $ 0.53           $ 0.78
RIGL - Derivatives per share-diluted                                                                           0.13                  -             (0.04)             (0.10)            (0.01)             (0.13)              0.16                 -                   (0.10)               -
RIGL - All Other Investments per share-diluted                                                                (0.01)              0.01             (0.01)             (0.02)             0.19               0.17               0.02              0.12                   (0.02)            0.12
Change in accounting principle/extraordinary loss per share                                                       -                  -                 -                  -                 -                  -                  -             (0.14)                      -            (0.14)
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
Operating income per share-diluted                                                                           $ 0.65             $ 0.72            $ 0.48             $ 0.65            $ 0.67             $ 0.70             $ 0.77            $ 0.80                  $ 0.65           $ 0.80
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------

NET OPERATING INCOME *

Net income                                                                                                 $ 54,430           $ 50,975          $ 30,344           $ 37,705          $ 59,376           $ 52,409           $ 67,560          $ 55,177                $ 37,705         $ 55,177
RIGL - Derivatives net of tax & gains related to corp debt & investments                                      9,675               (638)           (2,736)            (6,834)           (1,008)            (8,992)            11,285               135                  (6,834)             135
RIGL - All Other Investments net of tax and amortization                                                     (1,313)             1,132              (833)            (1,241)           13,102             12,269              1,296             8,429                  (1,241)           8,429
Change in accounting principle/extraordinary loss                                                                 -                  -                 -                  -                 -                  -                  -           (10,128)                      -          (10,128)
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
Net operating income                                                                                       $ 46,068           $ 50,481          $ 33,913           $ 45,780          $ 47,282           $ 49,132           $ 54,979          $ 56,741                $ 45,780         $ 56,741
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------

PRETAX OPERATING INCOME **

Income before income tax                                                                                   $ 81,482           $ 77,636          $ 43,640           $ 56,039          $ 89,292           $ 78,792          $ 101,289          $ 99,399                $ 56,039         $ 99,399
RIGL - Derivatives                                                                                           20,002              4,253             2,194             (4,880)            4,334             (9,048)            22,144             5,083                  (4,880)           5,083
Derivative Gains related to Corporate Debt and Investments                                                   (5,118)            (5,234)           (6,403)            (5,634)           (5,885)            (4,786)            (4,782)           (4,875)                 (5,634)          (4,875)
RIGL - All Other Investments                                                                                 (1,066)             2,106              (985)            (1,178)           29,524             27,042              2,676            16,627                  (1,178)          16,627
Related amortization of DAC                                                                                    (952)              (365)             (297)              (731)           (9,367)            (8,167)              (682)           (3,660)                   (731)          (3,660)
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------
Pretax operating income                                                                                    $ 68,616           $ 76,876          $ 49,131           $ 68,462          $ 70,686           $ 73,751           $ 81,933          $ 86,224                $ 68,462         $ 86,224
                                                                                                 -----------------------------------------------------------------------------------------------------------------------------------------------------      -----------------------------------

* "Net Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Net Operating Income" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating

-------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                             Draft
Invested Asset Summary                                                                                                                                                5/3/2004
(Dollars in millions)                                                                                                                                                  Page 6
(Unaudited)
-------------------------------------------------------------------

                                                                   ---------------------------------------------------------------------------------------------------------------
                                                                         2nd QTR       3rd QTR       4th QTR      1ST QTR       2ND QTR       3RD QTR       4TH QTR       1ST QTR
                                                                            2002          2002          2002         2003          2003          2003          2003          2004
                                                                   ---------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------
Total Portfolio
-------------------------------------------------------------------

Fixed Income                                                           $11,049.5     $11,451.3     $11,664.1    $12,146.1     $12,504.7     $12,452.2     $13,355.9     $13,875.5
Mortgage Loans                                                           2,600.6       2,591.4       2,518.1      2,483.6       2,543.0       2,678.4       2,733.7       2,746.7
Real Estate                                                                 24.5          20.5          20.7         19.5          16.9          16.8          18.1         108.1
Equities                                                                    72.9          70.3          64.5         55.4          56.2          52.4          46.7          58.4
Policy Loans                                                               552.0         546.3         543.2        536.1         533.0         523.9         502.8         492.8
Short Term Investments                                                     257.5         455.5         448.4        913.0         804.9         582.8         519.4         517.0
Other Long Term Investments                                                150.8         176.5         222.5        227.6         258.9         246.2         249.5         231.1
                                                                   ---------------------------------------------------------------------------------------------------------------
  Total Invested Assets                                                $14,707.8     $15,311.8     $15,481.5    $16,381.3     $16,717.6     $16,552.7     $17,426.1     $18,029.6

-------------------------------------------------------------------
Fixed Income
-------------------------------------------------------------------

  Corporate Bonds                                                      $ 5,422.9     $ 5,805.1     $ 5,911.6    $ 6,082.8     $ 6,620.5     $ 6,516.6     $ 6,882.0     $ 6,951.2
  Mortgage Backed Securities                                             4,286.9       4,319.0       4,339.0      4,546.8       4,248.9       4,307.2       4,782.6       5,130.8
  US Govt Bonds                                                            117.4         122.9          96.4         92.6          95.2          90.8          90.2          87.8
  Public Utilities                                                       1,046.4       1,110.1       1,173.4      1,282.3       1,420.3       1,414.2       1,526.9       1,663.8
  States, Municipals and Political Subdivisions                             94.7          19.8          29.4         25.8          23.6          27.3          27.1          27.5
  Preferred Securities                                                       0.4           0.4           1.8          1.8           2.1           0.7           3.2           3.3
  Convertibles and Bonds with Warrants                                      80.8          74.0         112.5        114.0          94.1          95.4          43.9          11.1
                                                                   ---------------------------------------------------------------------------------------------------------------
Total Fixed Income Portfolio                                           $11,049.5     $11,451.3     $11,664.1    $12,146.1     $12,504.7     $12,452.2     $13,355.9     $13,875.5

-------------------------------------------------------------------
Fixed Income - Quality
-------------------------------------------------------------------

AAA                                                                        39.0%         38.1%         37.7%        37.7%         34.3%         34.9%         36.9%         37.8%
AA                                                                          5.0%          5.3%          5.1%         4.9%          5.1%          5.7%          5.9%          5.9%
A                                                                          23.6%         23.0%         22.0%        21.8%         22.2%         22.8%         22.9%         21.8%
BBB                                                                        28.6%         28.3%         27.7%        27.5%         28.9%         28.3%         26.8%         27.4%
BB or Less                                                                  3.7%          5.2%          7.4%         8.0%          9.5%          8.3%          7.5%          7.1%
Redeemable Preferred Stock                                                  0.1%          0.1%          0.1%         0.1%          0.0%          0.0%          0.0%          0.0%
                                                                   ---------------------------------------------------------------------------------------------------------------
                                                                          100.0%        100.0%        100.0%       100.0%        100.0%        100.0%        100.0%        100.0%

-------------------------------------------------------------------
Mortgage Loans - Type
-------------------------------------------------------------------

Retail                                                                     76.4%         76.4%         76.2%        75.7%         76.0%         74.2%         74.7%         73.0%
Apartments                                                                  8.3%          8.7%          7.5%         7.2%          7.2%          8.0%          7.9%          9.4%
Office Buildings                                                            7.0%          6.7%          7.4%         7.8%          7.2%          8.4%          8.0%          8.3%
Warehouses                                                                  6.9%          6.9%          7.4%         7.5%          7.9%          7.9%          8.0%          7.8%
Miscellaneous                                                               1.4%          1.3%          1.5%         1.8%          1.7%          1.5%          1.4%          1.5%
                                                                   ---------------------------------------------------------------------------------------------------------------
                                                                          100.0%        100.0%        100.0%       100.0%        100.0%        100.0%        100.0%        100.0%

-------------------------------------------------------------------
Problem Mortgage Loans
-------------------------------------------------------------------

60 Days Past Due                                                            $0.5          $1.6          $1.8         $2.6          $2.6          $0.0          $0.0          $7.5
90 Days Past Due                                                             4.7           9.6           1.8          1.1           5.3           7.3           1.3           1.3
Renegotiated Loans                                                           5.9           5.9           5.7          5.7           5.7           5.7           5.7           6.9
Foreclosed Real Estate                                                         0           1.5           6.9            0             0           0.0           4.8           0.0
                                                                   ---------------------------------------------------------------------------------------------------------------
                                                                           $11.1         $18.6         $16.2         $9.4         $13.6         $13.0         $11.8         $15.7

---------------------------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                   Draft
Life Marketing and Acquisitions - Quarterly Earnings Trends                                                                                                                                                                                                    5/3/2004
(Dollars in thousands)                                                                                                                                                                                                                                       Page 7
(Unaudited)
---------------------------------------------------------------------------------------
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
                                                                                                     2002            2002             2002            2003             2003             2003             2003              2004                   3 MOS             3 MOS
                                                                                                  2ND QTR         3RD QTR          4TH QTR         1ST QTR          2ND QTR          3RD QTR          4TH QTR           1ST QTR                    2003              2004
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
INDIVIDUAL LIFE

REVENUES
  Gross Premiums and Policy Fees                                                                $ 112,373       $ 116,775        $ 126,273       $ 128,268        $ 137,150        $ 147,848        $ 156,051         $ 155,620               $ 128,268         $ 155,620
  Reinsurance Ceded                                                                               (84,863)        (12,655)        (107,043)        (80,223)         (90,880)        (111,140)        (135,537)         (106,125)                (80,223)         (106,125)
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
  Net Premiums and Policy Fees                                                                     27,510         104,120           19,230          48,045           46,270           36,708           20,514            49,495                  48,045            49,495
  Net investment income                                                                            22,064          21,452           21,907          22,389           22,674           24,195           23,256            21,903                  22,389            21,903
  Realized investment gains (losses)                                                                    -               -                -               -                -                -                -                 -                       -                 -
  Other income                                                                                     14,807          13,409           13,277          13,972           16,972           13,613           15,239            21,243                  13,972            21,243
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Revenues                                                                                 64,381         138,981           54,414          84,406           85,916           74,516           59,009            92,641                  84,406            92,641
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                 31,195          28,810           21,908          40,558           30,159           34,982           23,111            38,485                  40,558            38,485
  Amortization of deferred policy acquisition costs                                                 7,586          72,551            7,749          15,237           11,609            5,643            4,254            12,206                  15,237            12,206
  Amortization of goodwill                                                                              -               -                -               -                -                -                -                 -                       -                 -
  Other operating expenses                                                                          9,504           8,376            5,291          11,739           12,218           12,704            8,736            20,442                  11,739            20,442
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Benefits and Expenses                                                                    48,285         109,737           34,948          67,534           53,986           53,329           36,101            71,133                  67,534            71,133
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
INCOME BEFORE INCOME TAX                                                                        $  16,096       $  29,244        $  19,466       $  16,872        $  31,930        $  21,187        $  22,908         $  21,508               $  16,872         $  21,508
                                                                                         =======================================================================================================================================      ====================================

WEST COAST

REVENUES
  Gross Premiums and Policy Fees                                                                 $ 47,498        $ 48,127         $ 72,944        $ 58,279         $ 64,663         $ 71,562         $ 92,610          $ 80,366                $ 58,279          $ 80,366
  Reinsurance Ceded                                                                               (38,265)        (39,304)         (71,083)        (43,815)         (51,021)         (56,566)         (88,596)          (62,661)                (43,815)          (62,661)
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
  Net Premiums and Policy Fees                                                                      9,233           8,823            1,861          14,464           13,642           14,996            4,014            17,705                  14,464            17,705
  Net investment income                                                                            29,315          31,103           32,767          34,149           34,841           34,504           35,230            36,037                  34,149            36,037
  Realized investment gains (losses)                                                                    -               -                -               -                -                -                -                 -                       -                 -
  Other income                                                                                          -             101              335               -                9              (43)             199              (100)                      -              (100)
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Revenues                                                                                 38,548          40,027           34,963          48,613           48,492           49,457           39,443            53,642                  48,613            53,642
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                 29,565          28,554           25,061          34,664           31,717           33,559           25,035            33,541                  34,664            33,541
  Amortization of deferred policy acquisition costs                                                 4,520           3,670            5,569           5,647            7,424            7,145            9,119             8,875                   5,647             8,875
  Amortization of goodwill                                                                              -               -                -               -                -                -                -                 -                       -                 -
  Other operating expenses                                                                         (6,296)         (3,411)         (12,926)         (5,461)          (4,835)          (9,561)         (14,708)           (8,867)                 (5,461)           (8,867)
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Benefits and Expenses                                                                    27,789          28,813           17,704          34,850           34,306           31,143           19,446            33,549                  34,850            33,549
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
INCOME BEFORE INCOME TAX                                                                         $ 10,759        $ 11,214         $ 17,259        $ 13,763         $ 14,186         $ 18,314         $ 19,997          $ 20,093                $ 13,763          $ 20,093
                                                                                         =======================================================================================================================================      ====================================

ACQUISITIONS

REVENUES
  Gross Premiums and Policy Fees                                                                 $ 66,432        $ 79,341         $ 77,218        $ 73,063         $ 71,326         $ 71,903         $ 73,614          $ 69,469                $ 73,063          $ 69,469
  Reinsurance Ceded                                                                               (17,889)        (12,468)         (27,973)        (18,626)         (18,531)         (17,573)         (21,264)          (17,101)                (18,626)          (17,101)
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
  Net Premiums and Policy Fees                                                                     48,543          66,873           49,245          54,437           52,795           54,330           52,350            52,368                  54,437            52,368
  Net investment income                                                                            58,801          67,128           67,508          62,296           62,520           61,004           60,323            58,655                  62,296            58,655
  Realized investment gains (losses)                                                                    -               -                -               -                -                -                -                 -                       -                 -
  Other income                                                                                        524             168              395             905            1,542             (329)             522               717                     905               717
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Revenues                                                                                107,868         134,169          117,148         117,638          116,857          115,005          113,195           111,740                 117,638           111,740
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                 68,557          83,335           73,802          72,619           72,951           72,500           73,698            73,020                  72,619            73,020
  Amortization of deferred policy acquisition costs                                                 7,797          11,891            6,648          10,081            8,474            7,817            6,318             7,849                  10,081             7,849
  Amortization of goodwill                                                                              -               -                -               -                -                -                -                 -                       -                 -
  Other operating expenses                                                                         11,411          13,825           10,257          12,166           11,151            9,857            9,913             9,668                  12,166             9,668
                                                                                        ---------------------------------------------------------------------------------------------------------------------------------------       ------------------------------------
    Total Benefits and Expenses                                                                    87,765         109,051           90,707          94,866           92,576           90,174           89,929            90,537                  94,866            90,537
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
INCOME BEFORE INCOME TAX                                                                         $ 20,103        $ 25,118         $ 26,441        $ 22,772         $ 24,281         $ 24,831         $ 23,266          $ 21,203                $ 22,772          $ 21,203
                                                                                         =======================================================================================================================================      ====================================

---------------------------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                   Draft
Annuities, Stable Value Contracts, and Asset Protection                                                                                                                                                                                                  5/3/2004
Quarterly Earnings Trends  (Dollars in thousands)                                                                                                                                                                                                            Page 9
(Unaudited)
---------------------------------------------------------------------------------------
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
                                                                                                     2002            2002             2002            2003             2003             2003             2003              2004                   3 MOS             3 MOS
                                                                                                  2ND QTR         3RD QTR          4TH QTR         1ST QTR          2ND QTR          3RD QTR          4TH QTR           1ST QTR                    2003              2004
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
ANNUITIES

REVENUES
  Gross Premiums and Policy Fees                                                                  $ 6,840         $ 6,415          $ 5,962         $ 5,883          $ 6,387          $ 6,864          $ 7,131           $ 7,628                 $ 5,883           $ 7,628
  Reinsurance Ceded                                                                                     -               -                -               -                -                -                -                 -                       -                 -
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
  Net Premiums and Policy Fees                                                                      6,840           6,415            5,962           5,883            6,387            6,864            7,131             7,628                   5,883             7,628
  Net investment income                                                                            53,512          56,759           58,223          58,442           57,780           54,660           53,450            51,588                  58,442            51,588
  RIGL - All Other Investments                                                                      2,856             363           (1,324)             27           11,206            8,582            2,918             6,004                      27             6,004
  Other income                                                                                      2,432           2,060            1,922           1,941            2,075            2,368            2,361             1,785                   1,941             1,785
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Revenues                                                                                 65,640          65,597           64,783          66,293           77,448           72,474           65,860            67,005                  66,293            67,005
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                 45,061          48,466           50,193          52,986           51,339           48,385           45,245            46,046                  52,986            46,046
  Amortization of deferred policy acquisition costs                                                 6,683           5,734            5,258           4,386           13,967           13,508            6,335             9,057                   4,386             9,057
  Amortization of goodwill                                                                              -               -                -               -                -                -                -                 -                       -                 -
  Other operating expenses                                                                          7,024           8,716            7,919           5,910            7,312            7,533            8,010             6,745                   5,910             6,745
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Benefits and Expenses                                                                    58,768          62,916           63,370          63,282           72,618           69,426           59,590            61,848                  63,282            61,848
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
INCOME BEFORE INCOME TAX                                                                            6,872           2,681            1,413           3,011            4,830            3,048            6,270             5,157                   3,011             5,157

Adjustments to Reconcile to Operating Income:
  Less:  RIGL - All Other Investments                                                               2,856             363           (1,324)             27           11,206            8,582            2,918             6,004                      27             6,004
  Add back:  Related amortization of deferred policy acquisition costs                                952             365              297             731            9,367            8,167              682             3,660                     731             3,660

                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
PRETAX OPERATING INCOME *                                                                         $ 4,968         $ 2,683          $ 3,034         $ 3,715          $ 2,991          $ 2,633          $ 4,034           $ 2,813                 $ 3,715           $ 2,813
                                                                                         =======================================================================================================================================      ====================================

STABLE VALUE CONTRACTS

REVENUES
  Gross Premiums and Policy Fees                                                                 $      -        $      -         $      -         $     -          $     -          $     -         $      -          $      -                 $     -          $      -
  Reinsurance Ceded                                                                                     -               -                -               -                -                -                -                 -                       -                 -
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
  Net Premiums and Policy Fees                                                                          -               -                -               -                -                -                -                 -                       -                 -
  Net investment income                                                                            62,026          61,725           62,840          58,532           59,090           56,441           59,041            64,033                  58,532            64,033
  RIGL - Derivatives                                                                               (1,184)         (2,338)           1,363            (661)             940              523              173               271                    (661)              271
  RIGL - All Other Investments                                                                        919          (4,028)          (2,314)         (6,041)           3,320            9,222            2,280             3,608                  (6,041)            3,608
  Other income                                                                                          -               -                -               -                -                -                -                 -                       -                 -
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Revenues                                                                                 61,761          55,359           61,889          51,830           63,350           66,186           61,494            67,912                  51,830            67,912
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                 50,082          48,290           49,375          47,765           46,957           45,374           46,469            49,769                  47,765            49,769
  Amortization of deferred policy acquisition costs                                                   595             581              563             599              519              542              619               761                     599               761
  Amortization of goodwill                                                                              -               -                -               -                -                -                -                 -                       -                 -
  Other operating expenses                                                                          1,062           1,431            1,568           1,030            1,516            1,002            1,801             1,804                   1,030             1,804
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Benefits and Expenses                                                                    51,739          50,302           51,506          49,394           48,992           46,918           48,889            52,334                  49,394            52,334
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
INCOME BEFORE INCOME TAX                                                                           10,022           5,057           10,383           2,436           14,358           19,268           12,605            15,578                   2,436            15,578

Adjustments to Reconcile to Operating Income:
  Less:  RIGL-Derivatives                                                                          (1,184)         (2,338)           1,363            (661)             940              523              173               271                    (661)              271
  Less:  RIGL-All Other Investments                                                                   919          (4,028)          (2,314)         (6,041)           3,320            9,222            2,280             3,608                  (6,041)            3,608

                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
PRETAX OPERATING INCOME *                                                                        $ 10,287        $ 11,423         $ 11,334         $ 9,138         $ 10,098          $ 9,523         $ 10,152          $ 11,699                 $ 9,138          $ 11,699
                                                                                         =======================================================================================================================================      ====================================

ASSET PROTECTION

REVENUES
  Gross Premiums and Policy Fees                                                                $ 126,229       $ 125,655        $ 117,868       $ 108,677        $ 107,011        $ 115,479        $ 120,568         $ 120,570               $ 108,677         $ 120,570
  Reinsurance Ceded                                                                               (52,505)        (52,254)         (42,543)        (44,179)         (43,945)         (51,949)         (55,847)          (63,107)                (44,179)          (63,107)
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
  Net Premiums and Policy Fees                                                                     73,724          73,401           75,325          64,498           63,066           63,530           64,721            57,463                  64,498            57,463
  Net investment income                                                                            10,914          10,944           10,767           9,700            9,667           10,243            9,204             7,917                   9,700             7,917
  Realized investment gains (losses)                                                                    -               -                -               -                -                -                -                 -                       -                 -
  Other income                                                                                     10,466           7,259            4,826           6,971           18,167            8,833            8,267             9,062                   6,971             9,062
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Revenues                                                                                 95,104          91,604           90,918          81,169           90,900           82,606           82,192            74,442                  81,169            74,442
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                 49,421          56,029           63,528          39,302           62,375           37,572           43,509            34,887                  39,302            34,887
  Amortization of deferred policy acquisition costs                                                18,825          16,431           26,489          18,691           21,727           20,466           20,291            20,069                  18,691            20,069
  Amortization of goodwill                                                                              -               -                -               -                -                -                -                 -                       -                 -
  Other operating expenses                                                                         24,067          20,528           30,837          22,023           22,472           19,508           17,496            14,926                  22,023            14,926
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Benefits and Expenses                                                                    92,313          92,988          120,854          80,016          106,574           77,546           81,296            69,882                  80,016            69,882
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
INCOME BEFORE INCOME TAX                                                                        $   2,791       $  (1,384)      $  (29,936)       $  1,153        $ (15,674)       $   5,060         $    896          $  4,560               $   1,153         $   4,560
                                                                                         =======================================================================================================================================      ====================================

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                   Draft
Corp & Other Segment - Quarterly Earnings Trends                                                                                                                                                                                                            5/3/2004
(Dollars in thousands)                                                                                                                                                                                                                                       Page 11
(Unaudited)
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
                                                                                                     2002            2002             2002            2003             2003             2003             2003              2004                   3 MOS             3 MOS
                                                                                                  2ND QTR         3RD QTR          4TH QTR         1ST QTR          2ND QTR          3RD QTR          4TH QTR           1ST QTR                    2003              2004
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------

REVENUES
  Gross Premiums and Policy Fees                                                                 $ 17,598        $ 15,818         $ 14,907        $ 12,924         $ 11,115         $ 10,934         $ 11,002          $ 10,143                $ 12,924          $ 10,143
  Reinsurance Ceded                                                                                (6,790)         (5,063)          (4,015)         (2,574)            (891)            (768)            (510)             (345)                 (2,574)             (345)
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
  Net Premiums and Policy Fees                                                                     10,808          10,755           10,892          10,350           10,224           10,166           10,492             9,798                  10,350             9,798
  Net investment income                                                                            13,391          11,856           14,719          12,193           16,172            7,868           20,888            24,475                  12,193            24,475
  RIGL - Derivatives                                                                               21,186           6,591              831          (4,219)           3,394           (9,571)          21,971             4,812                  (4,219)            4,812
  RIGL - All Other Investments                                                                     (4,841)          5,771            2,653           4,836           14,998            9,238           (2,522)            7,015                   4,836             7,015
  Other income                                                                                        804             930              677           1,520            1,216            1,686            2,276             4,712                   1,520             4,712
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Revenues                                                                                 41,348          35,903           29,772          24,680           46,004           19,387           53,105            50,812                  24,680            50,812
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                 10,140          12,468            9,734           9,379            9,435            9,321           10,608            11,568                   9,379            11,568
  Amortization of deferred policy acquisition costs                                                 1,222           1,163            1,219           1,118            1,083            1,120            1,368               977                   1,118               977
  Amortization of goodwill                                                                              0               0                0               0                0                0                0                 0                       0                 0
  Other operating expenses                                                                         15,147          16,566           20,205          18,151           20,105           21,862           25,782            26,967                  18,151            26,967
                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
    Total Benefits and Expenses                                                                    26,509          30,197           31,158          28,648           30,623           32,303           37,758            39,512                  28,648            39,512

                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
INCOME BEFORE INCOME TAX                                                                           14,839           5,706           (1,386)         (3,968)          15,381          (12,916)          15,347            11,300                  (3,968)           11,300

Adjustments to Reconcile to Operating Income:
  Less:  RIGL-Derivatives                                                                          21,186           6,591              831          (4,219)           3,394           (9,571)          21,971             4,812                  (4,219)            4,812
  Less:  RIGL-All Other Investments                                                                (4,841)          5,771            2,653           4,836           14,998            9,238           (2,522)            7,015                   4,836             7,015
  Add back:  Derivative Gains related to Corporate Debt and Investments                             5,118           5,234            6,403           5,634            5,885            4,786            4,782             4,875                   5,634             4,875

                                                                                         ---------------------------------------------------------------------------------------------------------------------------------------      ------------------------------------
PRETAX OPERATING INCOME *                                                                        $  3,612        $ (1,422)        $  1,533        $  1,049         $  2,874         $ (7,797)        $    680           $ 4,348                 $ 1,049           $ 4,348
                                                                                         =======================================================================================================================================      ====================================

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                     Draft
Life Marketing and Annuities Data                                                                                                                                                                                                   5/3/2004
(Dollars in thousands)                                                                                                                                                                                                          Page 8
(Unaudited)

                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
                                                                                          2002           2002           2002           2003           2003           2003           2003           2004               3 MOS          3 MOS
                                                                                       2ND QTR        3RD QTR        4TH QTR        1ST QTR        2ND QTR        3RD QTR        4TH QTR        1ST QTR                2003           2004
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
INDIVIDUAL LIFE

SALES BY PRODUCT
   Term                                                                               $ 22,411       $ 19,536       $ 19,652       $ 21,904       $ 32,718       $ 35,168       $ 30,666       $ 24,688            $ 21,904       $ 24,688
   U/L                                                                                   7,279          7,601          8,600          8,609          9,642         10,824         11,619         10,353               8,609         10,353
   VUL                                                                                   1,864          1,683          1,605            876          1,105          1,245          1,332          1,125                 876          1,125
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
         Total                                                                        $ 31,554       $ 28,820       $ 29,857       $ 31,389       $ 43,465       $ 47,237       $ 43,617       $ 36,166            $ 31,389       $ 36,166
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------

SALES BY DISTRIBUTION
   RSM System                                                                         $ 10,287        $ 9,902       $ 10,006       $ 10,622       $ 12,382       $ 13,252       $ 13,951       $ 12,741            $ 10,622       $ 12,741
   Empire General                                                                       13,032         10,978         12,026         14,307         22,672         26,081         21,678         16,733              14,307         16,733
   Stockbrokers                                                                          4,919          5,079          4,887          4,500          6,746          6,634          7,053          6,059               4,500          6,059
   Direct Response                                                                       3,265          2,756          2,567          1,950          1,665          1,272            936            633               1,950            633
   All Other                                                                                51            105            371             10              0             (2)            (1)             0                  10              0
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
             Total                                                                    $ 31,554       $ 28,820       $ 29,857       $ 31,389       $ 43,465       $ 47,237       $ 43,617       $ 36,166            $ 31,389       $ 36,166
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------

WEST COAST

SALES BY PRODUCT
   Term                                                                               $ 15,796       $ 16,033       $ 19,305       $ 19,306       $ 20,276       $ 21,204       $ 24,093       $ 22,148            $ 19,306       $ 22,148
   U/L                                                                                  10,868          8,348         14,493          7,627         11,004          9,274         11,153          7,344               7,627          7,344
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
         Total                                                                        $ 26,664       $ 24,381       $ 33,798       $ 26,933       $ 31,280       $ 30,478       $ 35,246       $ 29,492            $ 26,933       $ 29,492
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------

SALES BY DISTRIBUTION
   BGA                                                                                $ 22,062       $ 21,233       $ 22,781       $ 22,420       $ 24,362       $ 26,346       $ 28,845       $ 26,014            $ 22,420       $ 26,014
   BOLI                                                                                  4,602          3,148         11,017          4,513          6,918          4,132          6,401          3,478               4,513          3,478
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
      Total                                                                           $ 26,664       $ 24,381       $ 33,798       $ 26,933       $ 31,280       $ 30,478       $ 35,246       $ 29,492            $ 26,933       $ 29,492
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------

ANNUITIES

SALES
    Variable Annuity                                                                  $ 84,171       $ 96,902       $ 78,348      $ 102,525       $ 94,336       $ 87,459       $ 66,270       $ 61,724           $ 102,525       $ 61,724
    Immediate Annuity                                                                   27,732         24,499         22,934         26,839         26,092         12,709         16,379         10,966              26,839         10,966
    Fixed Annuity                                                                      247,949         83,371         50,156         49,529         21,326          3,239          7,403          5,128              49,529          5,128
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
      Total                                                                          $ 359,852      $ 204,772      $ 151,438      $ 178,893      $ 141,754      $ 103,407       $ 90,052       $ 77,818           $ 178,893       $ 77,818
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------

EARNINGS BEFORE INCOME TAX
    Variable Annuity                                                                   $ 1,147        $(1,167)       $  (318)       $  (211)       $  (123)       $   232        $   672        $   625             $  (211)       $   625
    Fixed Annuity                                                                        3,821          3,850          3,352          3,926          3,114          2,401          3,362          2,188               3,926          2,188
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
      Total                                                                            $ 4,968        $ 2,683        $ 3,034        $ 3,715        $ 2,991        $ 2,633        $ 4,034        $ 2,813             $ 3,715        $ 2,813
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------

DEPOSIT BALANCE
    VA Fixed Annuity                                                                $  241,886     $  311,977     $  321,586     $  363,741     $  357,937     $  334,644     $  305,203     $  275,462          $  363,741     $  275,462
    VA Sep Acct Annuity                                                              1,550,547      1,296,572      1,397,586      1,366,633      1,611,964      1,714,999      1,940,877      2,012,396           1,366,633      2,012,396
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
           Sub-total                                                                 1,792,433      1,608,549      1,719,172      1,730,374      1,969,901      2,049,643      2,246,080      2,287,858           1,730,374      2,287,858
    Fixed Annuity                                                                    2,841,601      2,928,945      2,986,596      3,005,278      2,989,964      2,904,016      2,900,002      2,877,159           3,005,278      2,877,159
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
      Total                                                                         $4,634,034     $4,537,494     $4,705,768     $4,735,652     $4,959,865     $4,953,659     $5,146,082     $5,165,017          $4,735,652     $5,165,017
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                     Draft
Stable Value Contracts and Asset Protection Data                                                                                                                                                                               5/3/2004
(Dollar in thousands unless otherwise noted)                                                                                                                                                                                   Page 10
(Unaudited)

                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
                                                                                          2002           2002           2002           2003           2003           2003           2003           2004               3 MOS          3 MOS
                                                                                       2ND QTR        3RD QTR        4TH QTR        1ST QTR        2ND QTR        3RD QTR        4TH QTR        1ST QTR                2003           2004
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
STABLE VALUE CONTRACTS

SALES (millions)
    GIC                                                                                   $ 38           $ 92          $  91          $ 219          $  30          $  25          $   1          $   -               $ 219          $   -
    GFA - Institutional                                                                     50              0            300            225            100            100            908            300                 225            300
    GFA - Retail                                                                             -              -              -              -              -              -              -            222                   -            222
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
       Total                                                                              $ 88           $ 92          $ 391          $ 444          $ 130          $ 125          $ 909          $ 522               $ 444          $ 522
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------

DEPOSIT BALANCE (thous)
        Quarter End Balance                                                         $4,027,910     $3,806,275     $3,930,668     $3,999,054     $4,071,061     $4,010,185     $4,520,956     $4,790,033          $3,999,054     $4,790,033
        Average Daily Balance                                                       $4,065,060     $3,921,892     $4,051,992     $3,934,327     $4,018,899     $4,022,601     $4,294,902     $4,705,440          $3,934,327     $4,705,440

OPERATING SPREAD                                                                         1.02%          1.17%          1.12%          0.93%          1.01%          0.95%          0.95%          1.00%               0.93%          1.00%

                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
                                                                                          2002           2002           2002           2003           2003           2003           2003           2004               3 MOS          3 MOS
                                                                                       2ND QTR        3RD QTR        4TH QTR        1ST QTR        2ND QTR        3RD QTR        4TH QTR        1ST QTR                2003           2004
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------

ASSET PROTECTION

SALES
    Credit                                                                           $  48,074      $  48,297      $  37,990      $  45,642      $  51,168      $  53,418      $  48,024      $  51,253           $  45,642      $  51,253
    Service Contracts                                                                   52,429         57,754         40,729         38,709         53,869         59,421         52,811         43,826              38,709         43,826
    Other                                                                               25,228         29,911         32,389         22,151         28,838         21,230         10,301          8,597              22,151          8,597
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------
             Total                                                                   $ 125,731      $ 135,962      $ 111,108      $ 106,502      $ 133,875      $ 134,069      $ 111,136      $ 103,676           $ 106,502      $ 103,676
                                                                                ------------------------------------------------------------------------------------------------------------------------    -------------------------------